Exhibit 77Q(1)(a)

Amendment No. 5 to the Second Amended and restated Declaration of Trust Incorporated by reference to exhibit (a)(6) to post-effective amendment no. 57 to Registrant's registration statement filed on Form Type 485BPOS on May 1, 2004 (Accession No. 0001127563-04-000066).